Exhibit 99.2

2Q05 Earnings Conference Call August 3, 2005

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s Second Quarter 2005 earnings conference call, held on August 3, 2005 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID# 7844532.

Those statements made by representatives of Sunoco during the course of this conference call that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco’s business prospects and performance, causing actual results to differ materially from those discussed during this conference call. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-sour crude oils; fluctuations in supply of feedstocks and demand for products manufactured; changes in product specifications; availability and pricing of oxygenates; phase-outs or restrictions on the use of MTBE; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in the reliability and efficiency of, the Company’s or a third party’s operating facilities; potential equipment malfunction; potential labor relations problems; the legislative and regulatory environment; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other similar arrangements with favorable terms; plant construction/repair delays; non-performance by major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions, including the impact of potential terrorist acts and international hostilities; and changes in the status of, or initiation of, new litigation. These and other applicable risks and uncertainties have been described more fully in Sunoco’s First Quarter 2005 Form 10-Q filed with the Securities and Exchange Commission on May 5, 2005. Other factors not discussed herein also could materially and adversely affect Sunoco’s business prospects and/or performance. All forward-looking statements included in this conference call are expressly qualified in their entirety by the foregoing cautionary statements.

Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

2Q05 Summary

Record earnings

Net income of $242 MM … $1.75 per share (post - split) 14% EPS increase vs. 2Q04

Share repurchase of $61 MM during the quarter . . . $131 MM YTD

2 for 1 stock split effected August 1, 2005

2Q05 Summary

Key variances vs. 2Q04:

Refining & Supply earnings relatively flat … lower benchmark margins and higher expenses offset by crude optimization benefits Improved Chemicals earnings Lower Net Financing expenses Lower Retail Marketing earnings 10% fewer weighted average shares outstanding

Key variances vs. 1Q05:

Higher refining margins and 3.0 MMB more net production Higher retail gasoline margins and volumes Improved results at Logistics and Coke

Earnings Profile

2Q05 2Q04 1Q05

Net Income, MM$:

Refining & Supply 212 217 (5) 108 104

Retail Marketing 7 20 (13) (8) 15

Chemicals 30 12 18 33 (3)

Logistics 9 9 - 3 6

Coke 13 9 4 10 3

Corporate (16) (13) (3) (16) -

Net Financing (13) (20) 7 (14) 1

Net Income 242 234 8 116 126

EPS (diluted) * 1.75 1.53 0.22 0.83 0.92

Avg. Shares O/S, 138 153 (15) 139 (1)

MM (diluted) *

* Reflective of 2:1 stock split on 8/1/05

2Q05 Earnings Highlights

Refining & Supply earnings of $212 MM

Good gasoline and especially strong distillate margins … very strong margins for premium fuel products … petrochemical feedstock margins good but down vs. 1Q05 levels

Increased use of discounted crudes has significantly lowered average crude cost and improved realized margins

Record crude (891 MB/D) and conversion unit throughput (382 MB/D) … record distillate production

Refining & Supply – Margins, $/B

2Q05 2Q04 1Q05

Northeast Refining: 6-3-2-1

Benchmark 6.06 7.67 (1.61) 4.51 1.55

Crude Differential 0.15 (1.14) 1.29 0.80 (0.65)

Product Differential 1.34 0.89 0.45 0.80 0.54

Realized Margin 7.55 7.42 0.13 6.11 1.44

MidContinent Refining: 3-2-1

Benchmark 9.94 10.34 (0.40) 6.24 3.70

Crude Differential (0.36) (0.61) 0.25 (0.55) 0.19

Product Differential (0.78) (1.62) 0.84 (0.27) (0.51)

Realized Margin 8.80 8.11 0.69 5.42 3.38

2Q05 Earnings Highlights

Retail Marketing earnings of $7 MM

Average gasoline margin of 7.9 cpg . . . Improved from 1Q05 but still well below normal seasonal levels due to persistent rise in crude oil and wholesale gasoline prices

Average July margins of 7.5 cpg

Year-on-year volumes essentially unchanged . . . per site improvement at company owned / leased sites offset by declines in other open both years

Retail Marketing

2Q05 2Q04 1Q05

Sales (MMgal):

Gasoline 1,167 1,165 2 1,095 72

Middle Distillates 161 153 8 187 (26)

Total 1,328 1,318 10 1,282 46

Gasoline Margin (cpg) 7.9 10.7 (2.8) 5.6 2.3

Distillate Margin (cpg) 7.9 8.7 (0.8) 12.0 (4.1)

Throughput per co-owned / 139 135 4 132 7

leased site

Merchandise Sales 81 76 5 71 10

(M$/Store/Mo)

Merchandise Margin 29 26 3 28 1

(% of Sales)

2Q05 Earnings Highlights

Chemicals earnings of $30 MM

Record 2nd quarter…much improved vs. 2Q04 but down slightly from 1Q05 due to lower propylene supply margins

Bisphenol-A was a strong contributor to phenol margins in 2Q/1H05

Steam supply savings from Haverhill Coke plant of approximately $2 MM (pre-tax) in 2Q

Sunoco Chemicals

2Q05 2Q04 1Q05

Margin (cp#)

Phenol / Related 12.8 8.2 4.6 11.0 1.8

Polypropylene 13.2 12.1 1.1 15.4 (2.2)

All Products 12.8 9.7 3.1 12.6 0.2

Sales Volume (MM#)

Phenol / Related 617 648 (31) 681 (64)

Polypropylene 583 547 36 533 50

Other 16 43 (27) 33 (17)

Total Volume 1,216 1,238 (22) 1,247 (31)

North American Merchant Polypropylene

Selling Price vs Raw Material Cost, cpp

Prices

65 60 55 50 45 40 35 30 25 20 15

1H04

2H04

1H05

Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05

Selling Price Propylene Acquisition

Selling Price: Townsend (blended price)

Propylene Price: CMAI (40% refinery grade, 60% polymer grade less 8% discount)

North American Merchant Phenol

Selling Price vs Raw Material Cost, cpp

Prices

70 65 60 55 50 45 40 35 30 25 20

1H04

2H04

1H05

Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05

Phenol Price Cumene Price

Phenol Price = Blend of CMAI Wtd Avg Phenol and Cumene Based Formula Price Cumene Price = CMAI Formula Price + 1.75 cpp for freight, storage and natural gas adder

2Q05 Earnings Highlights

Logistics earnings of $9 MM … no unusual items in quarter

Coke income of $13 MM . . . Haverhill Coke plant start-up commenced late March

Net Financing expenses of $13 MM . . . $7 MM lower than 2Q04 due to savings from 2004 debt restructuring and higher capitalized interest

Corporate expenses of $16 MM . . . includes $7 MM after-tax incentive-based compensation expense

Share Repurchase Activity *

Shares Total Average

Repurchased Cost Price

(MM) (MM$) ($/share)

2000 10.4 144 13.87

2001 21.4 393 18.32

2002 — — —

2003 5.8 136 23.36

2004 15.9 568 35.68

61Q05 1.4 70 48.16

2Q05 1.2 61 51.22

Total 56.2 1,371 24.40

*Restated to reflect stock split effective August 1, 2005.

Sunoco Shares Outstanding *

MM of Shares

180 160 140 120 100

179.7

169.7

24% Reduction Since 12/31/99

151.1

152.9

150.8

138.7

136.6

12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 6/30/05

*Restated to reflect stock split effective August 1, 2005.

1H05 Summary

Record earnings

Net income of $358 MM . . . $2.58 per share 22% EPS increase vs. 1H04

Strong refining margins . . .. plus

Increased use of discounted crudes (YTD average of 54,000 barrels/day) Increased Chemicals earnings ($39 MM) Lower net financing expenses ($17 MM) 9% fewer shares outstanding

Increased dividend by 33%

2:1 stock split effected August 1, 2005

Earnings Profile

1H05 1H04

Net Income, MM$:

Refining & Supply 320 317 3

Retail Marketing (1) 16 (17)

Chemicals 63 24 39

Logistics 12 17 (5)

Coke 23 18 5

Corporate (32) (25) (7)

Net Financing (27) (44) 17

Net Income 358 323 35

EPS (diluted) * 2.58 2.12 0.46

Avg. Shares O/S, 139 153 (14)

MM (diluted) *

* Reflective of 2:1 stock split on 8/1/05

Debt / Cap Ratio – Revolver Covenant, MM$

06/30/05 03/31/05 12/31/04

Net Debt * 1,061 1,141 1,088

SXL ** Minority Interest 337 236 232

Shareholders’ Equity 1,802 1,614 1,607

Total Capital 3,200 2,991 2,927

Net Debt / Capital (%) 33 38 37

* Net of cash, includes debt guarantees ** Sunoco Logistics Partners L.P. (NYSE: SXL)

For More Information

Press releases and SEC filings are available on our website at www.SunocoInc.com

Contact for more information:

Terry Delaney (215) 977-6106

John Sadlowski (215) 977-6764